File No. 33-75138
As filed with the Securities and Exchange Commission on December 16, 1996

                           SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549

                                       FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /   /

            Pre-Effective Amendment No.                                /   /

            Post-Effective Amendment No.  3                            / X /

                                          and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /    /

            Amendment No.  5                                           / X  /

                            LORD ASSET MANAGEMENT TRUST
                   (Exact Name of Registrant as Specified in Charter)

                440 South LaSalle Street, Chicago, Illinois  60605-1028
                        Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code:  (312) 663-8300

       Allan S. Mostoff, Esq.                  Thomas S. White
       Dechert Price & Rhoads                  Lord Asset Management, Inc.
       1500 K Street, N.W.                     440 South LaSalle Street
       Washington, D.C.  20005                 Chicago, Illinois  60605-1028

                        (Name and Address of Agent for Service)

       It is proposed that this filing will become effective (check appropriate box)

       X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
           60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of Rule 485

            CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1993

       Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended
       October 31, 1996 on December 10, 1996.

                                LORD ASSET MANAGEMENT TRUST
                                   CROSS-REFERENCE SHEET

          Item No.                                Caption

                         Part A

             1                                    Cover Page

             2                                    Expense Table

             3                                    Selected Financial
                                                  Information

             4                                    General Description;
                                                  Investment Techniques

             5                                    Management of the Fund

             5A                                   Not Applicable

             6                                    General Information

             7                                    How to Buy Shares of the
                                                  Fund

             8                                    How to Sell Shares of the
                                                  Fund

             9                                    Not Applicable

          Item No.                                Caption

                              Part B

            10                                    Cover Page

            11                                    Table of Contents

            12                                    General Information and
                                                  History

            13                                    Investment Objective and
                                                  Policies

            14                                    Management of the Trust

            15                                    Principal Shareholders

            16                                    Investment Management and
                                                  Other Services

            17                                    Brokerage Allocation

            18                                    Description of Shares;
                                                  Part A

            19                                    Purchase, Redemption and
                                                  Pricing of Shares

            20                                    Tax Status

            21                                    Not Applicable

            22                                    Performance Information

            23                                    Financial Statements

                              THOMAS WHITE FUNDS FAMILY

                               THOMAS WHITE WORLD FUND
                               440 South LaSalle Street
                                Chicago, IL 60605-1028

                                      PROSPECTUS

                                    December 16, 1996

             INVESTMENT OBJECTIVE AND POLICIES. The THOMAS WHITE WORLD FUND (the Fund ) seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including underdeveloped countries. The Fund is a series of LORD ASSET MANAGEMENT TRUST.

             PURCHASE OF SHARES. Please complete and return the Account Application form. If you need assistance in completing this Form, please call our Account Services Department. The Fund's Shares may be purchased at a price equal to their net asset value next computed upon acceptance of the Application. The minimum initial purchase order is $2,500, with subsequent investments of $100 or more.

             PROSPECTUS INFORMATION. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain this Prospectus for future reference. A Statement of Additional Information ( SAI ) with the same date has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in and made a part of this Prospectus. This
          SAI is available without charge upon request to the THOMAS WHITE FUNDS FAMILY, Suite 3900, 440 South LaSalle Street, Chicago, Illinois 60605-1028 - Account Services Department - telephone 1-800-811-0535, telecopy 1-312-663-8323.

             Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS
                                                                       Page

          EXPENSE TABLE                                                 2
          SELECTED FINANCIAL INFORMATION                                3
          PERFORMANCE TABLE                                             4
          GENERAL DESCRIPTION                                           5
             Investment Objective and Policies                          5
          INVESTMENT TECHNIQUES                                         6
             Temporary Investments                                      6
             Repurchase Agreements                                      6
             Options on Securities or Indices                           6
             Forward Foreign Currency Contracts and Options on Foreign
               Currencies                                               6
             Futures Contracts                                          7
             Brady Bonds                                                7
             Depositary Receipts                                        8
             Illiquid and Restricted Securities                         8
             Borrowing                                                  8
             Loans of Portfolio Securities                              9
          RISK FACTORS                                                  9
          HOW TO BUY SHARES OF THE FUND                                11
             Net Asset Value                                           12
             Account Statements                                        12
          HOW TO SELL SHARES OF THE FUND                               12
          INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)                        14
          MANAGEMENT OF THE FUND                                       14
             Investment Manager                                        14
             Transfer Agent                                            15
             Custodian                                                 15
             Brokerage Commissions                                     15
          GENERAL INFORMATION                                          15
             Description of Shares/Share Certificates                  15
             Meetings of Shareholders                                  15
             Dividends and Distributions                               15
             Federal Tax Information                                   16
             Inquiries                                                 16
             Performance Information                                   16

                                    EXPENSE TABLE

          SHAREHOLDER TRANSACTION EXPENSES
          Maximum Sales Load Imposed on Purchases . . . . . . .    None
          Deferred Sales Charge . . . . . . . . . . . . . . . .    None
          Redemption Fee (as a percentage of the amount redeemed)  None*


          ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
          ASSETS)
          Management Fees . . . . . . . . . . . . . . . . . . .  1.00%
          12b-1 Fees  . . . . . . . . . . . . . . . . . . . . .  None
          Other Expenses (audit, legal, shareholder services,
            transfer agent and custodian) . . . . . . . . . . .  0.50%
          Total Fund Operating Expenses . . . . . . . . . . . .  1.50%**


                                               ___________________________
          * The information in the table does not reflect the charge of up to $15 per transaction if a Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial bank account.
          ** Lord Asset Management, Inc. (the "Investment Manager") has agreed to reimburse the Fund of its operating expenses in its current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.

        Example

        You would pay the following expenses on a $1,000 investment assuming
        (1) 5% annual return and (2) redemption at the end of each time period:

              1 Year    3 Years    5 Years    10 Years

                $15       $47        $81         $178

                  The table is based on expenses for the Fund's most recent
             fiscal year and is provided for purposes of assisting current and prospective Shareholders in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The 5% annual return and annual expenses should not be considered a representation of actual or expected Fund performance or expenses, both of which may vary.

                            SELECTED FINANCIAL INFORMATION

                  The following table of selected financial information
             has been audited by McGladrey & Pullen, LLP, independent certified public accountants, for the period indicated in their report which is included in the Fund's Annual Report dated October 31, 1996 and incorporated by reference in the SAI. It should be read in conjunction with the other financial statements and notes thereto included in the Fund's Annual Report, which contains further information about the Fund's performance, and which is available to Shareholders upon request and without charge.

                                                                June 28, 1994
Per Share Operating Performance                 Year Ended      (commencement of
(for a Share outstanding throughout             October 31      operations) to
the period)                                  1996        1995   October 31, 1994

Net asset value, beginning of period        $11.31      $10.50       $10.00

Income from investment operations:
  Net investment income                       0.19        0.19         0.06
  Net realized and unrealized gain            1.51        0.71         0.44

Distributions:
  From net investment income                 (0.20)      (0.09)         ---
  From net realized gains                    (0.48)       ---           ---

Change in net asset value                     1.02        0.81         0.50
Net asset value, end of period              $12.33      $11.31       $10.50

Total Return                                 15.63%       8.65%        5.00%**

Ratios/supplemental data
Net assets, end of period (000)             $39,157     $32,979      $13,928
Ratio to average net assets:
   Expenses (net of reimbursement)            1.50%       1.49%        1.50%*+
   Net Investment Income                      1.63%       2.08%        1.79%*
Portfolio turnover rate                      51.22%      64.54%        0.01%
Average commission rate paid (per share):++ $0.0337      $0.0303      $0.0618

*  Annualized
** Not Annualized.
+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.
++ Required by regulations issued in 1995.




                                PERFORMANCE TABLE

The table in this section provides investment results for the Fund over several periods. The results represent the Fund's "total return" investment perfor-mance, which assumes the reinvestment of all income dividends and capital gain distributions for the indicated periods. Also included is comparative information on the unmanaged Morgan Stanley Capital International World Index (net dividends), a widely used barometer of world stock market activity. The table does not make any allowance for federal, state or local income taxes, which Shareholders must pay on a current basis.

The results shown should not be considered a representation of the total return from an investment made today, as past performance is not indicative of future performance. This information is provided to help investors better understand the Fund and to provide a basis for comparison with other mutual funds with similiar investment objectives and policies.


Period Ended 10/31/96
                                             MSCI
Average Annual Total Return         Fund     Index
   One year                       +15.63%   +16.30%
   Lifetime*                      +12.56    +13.35

Cumulative Total Return
   Lifetime*                      +31.92    +34.09

*Since (commencement of Fund operations) - June 28, 1994.


                                 GENERAL DESCRIPTION

                  LORD ASSET MANAGEMENT TRUST (the  Trust ) was organized
             as a business trust under the laws of Delaware on February 9, 1994 and is registered under the Investment Company Act of 1940 (the 1940 Act ) as an open-end diversified management investment company. The Trust currently has one series of Shares, which is a mutual fund: the THOMAS WHITE WORLD FUND (the Fund ).

                  INVESTMENT OBJECTIVE AND POLICIES. The Fund's
             investment objective is long-term capital growth. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including underdeveloped countries. Any income realized will be incidental.

                  The Fund invests in companies that the Investment
             Manager believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S.
             or foreign securities exchanges, but also may invest in securities traded over-the-counter. Although the Fund generally invests in common stock, the Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Investment Manager believes the potential for appreciation will equal or exceed that available from investments in common stock. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ( ADRs ), European Depositary Receipts ( EDRs ) and Global Depositary Receipts ( GDRs ) (collectively,
             Depositary Receipts ). Under normal market conditions, the Fund will invest its assets in at least three countries, one of which may be the United States. Whenever, in the judgment of the Investment Manager, market or economic conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See Investment Techniques -- Temporary Investments.

                  The Fund may invest no more than 5% of its total assets
             in securities issued by any one company or government, exclusive of U.S. Government securities. Although the Fund may invest up to 25% of its total assets in a single industry, it has no present intention of doing so. The Fund may not invest more than 5% of its net assets in warrants (exclusive of amounts acquired in units or attached to securities) nor more than 15% of its total assets in securities with a limited trading market. The Fund's investment objective and the investment restrictions set forth under Investment Objective and Policies -- Investment Restrictions in the SAI are fundamental and may not be changed without Shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without Shareholder approval. The Fund invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, the Fund normally expects to have an annual portfolio turnover rate of less than 50%.

                  The Fund may also lend its portfolio securities and
             borrow money for investment purposes (i.e., leverage its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under Investment Techniques and Risk Factors, and under the heading Investment Objective and Policies in the SAI.

                                INVESTMENT TECHNIQUES

                  TEMPORARY INVESTMENTS. For temporary defensive
             purposes, subject to the investment restrictions set forth in the SAI, the Fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's Investors Service, Inc. ( Moody's ) or A or better by Standard & Poor's Corporation ( S&P ) or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

                  REPURCHASE AGREEMENTS. When the Fund acquires a
             security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as costs in liquidating the security.

                  OPTIONS ON SECURITIES OR INDICES. The Fund may write
             (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a put or
             call option only if the option is  covered.   This means
             that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid high grade assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities and securities indices on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets.

                  FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON
             FOREIGN CURRENCIES. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

                  The Fund will generally enter into forward contracts
             only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally
             referred to as  cross-hedging.   The Fund has no specific
             limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

                  The Fund may purchase put and call options and write
             covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

                  FUTURES CONTRACTS. The Fund may buy and sell financial
             futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

                  When the Fund enters into a futures contract, it must
             make an initial deposit, known as initial margin, as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as variation margin, to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or cover its position in accordance with the 1940 Act. See Investment Objective and Policies -- Futures Contracts in the SAI. With respect to positions in futures and related options that do not constitute bona fide hedging positions as defined in regulations of the Commodity Futures Trading Commission, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are in-the-money, would exceed 5% of the Fund's total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

                  BRADY BONDS. The Fund may invest a portion of its
             assets in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

                  U.S. dollar-denominated, collateralized Brady Bonds,
             which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk ). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

                  DEPOSITARY RECEIPTS. ADRs are Depositary Receipts
             typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

                  ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest
             up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time.

                  The Fund may also invest up to 10% of its total assets
             in securities that are subject to contractual or legal restrictions on subsequent transfer because they were sold
             (i) in private placement transactions between their issuers and their purchasers, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. As a result of the absence of a public trading market, such restricted securities may be less liquid and more difficult to value than publicly traded securities. Although restricted securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Investment in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the 15% limitation on investments in illiquid securities.

                  BORROWING. The Fund may borrow up to one-third of the
             value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if its value should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing generally will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Leveraging by means of borrowing is considered to be a speculative investment technique.

                  LOANS OF PORTFOLIO SECURITIES. The Fund may lend to
             banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

                                     RISK FACTORS

                  Shareholders should understand that all investments
             involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

                  Successful use of futures contracts and related options
             is subject to certain special risk considerations. A liquid secondary market for any futures or option contract may not be available when the Fund seeks to close a futures or option position. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or option contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures and options contracts is further dependent on the Investment Manager's ability to predict correctly movements in the direction of the securities or foreign currency markets and no assurance can be given that its judgment in this respect will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

                  The Fund has the right to purchase securities in any
             foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the Fund's receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

                  Investments in companies domiciled in developing
             countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

                  Investments in Eastern European countries may involve
             risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's Shareholders.

                  The Fund is authorized to invest in medium quality or
             high risk, lower quality debt securities that are rated in any rating category by S&P or by Moody's, or which are not rated by S&P or Moody's. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest or hold more than 5% of its net assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The Board may consider a change in this operating policy if, in its judgment economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its Shareholders. High risk, lower quality debt securities, commonly referred to as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future.

                  The Fund usually effects currency exchange transactions
             on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

                  There are further risk considerations, including
             possible losses through the holding of securities in domestic and foreign custodial banks and depositories, described in the SAI.

                            HOW TO BUY SHARES OF THE FUND

                  Shares of the Fund may be purchased from the Fund at
             the offering price, which is the net asset value of the Fund as next determined upon receipt, and acceptance after determination to be in good form, by the Fund of a completed Account Application Form and check. The minimum initial purchase order is $2,500, with subsequent investments of $100 or more. The Fund has the right to reject any application. Completed applications should be mailed directly to THOMAS WHITE WORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. To purchase Shares by overnight or express mail, please use the following street address: THOMAS WHITE WORLD FUND, Shareholder Services Center, 3rd Floor, 615 East Michigan Street, Milwaukee, WI 53202.

                  Investors may also invest in the Fund by direct wire
             transfer. The establishment of a new account or any additional purchases by wire transfer should be preceded by a telephone call to Firstar Trust Company (the "Transfer Agent") at 1-800-811-0535. The investor will be asked to provide his name, address, social security or tax identification number, the amount of his investment and the name and address of the bank that will be wiring the investment. Funds should be wired through the Federal Reserve System as follows:

                  Firstar Bank Milwaukee, N.A.
                  ABA Number 0750-00022
                  Trust Funds, Account Number 112-952-137
                  For further credit to Thomas White World Fund
                  (investment account number)
                  (name or account registration)

                  If an Investor purchases his initial Shares by wire,
             the Investor must prepare and file a Purchase Application, marked follow-up, with the Transfer Agent. The Transfer Agent must receive the Purchase Application before any of the Shares purchased can be redeemed.

                  Investors can purchase additional Shares by telephone.
             Telephone transactions may not be used for initial purchases. Only bank accounts held at domestic institutions that are Automated Clearing House ( ACH ) members can be used for telephone transactions. Shares will be purchased at the net asset value determined as of the close of regular trading on the date the Transfer Agent receives payment for Shares purchased via Electronic Funds Transfer ("EFT") through the ACH system. Most transfers are completed within three business days after a call to place an order.

                  The Fund offers an Automatic Investment Plan (the Plan)
             whereby an investor may automatically make a purchase of shares of the Fund on a regular basis ($100 minimim per transaction). Under the Plan, an investor's designated bank or other financial institution debits a preauthorized amount of the investor's account each month an applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of ACH. A $2,500 minimum initial investment must be met before the Plan may be established.

                  Shares of the Fund may be purchased or sold through
             certain broker-dealers, financial institutions or other service providers ( Processing Intermediaries ). When Shares of the Fund are purchased in this manner, the Processing Intermediary, rather than its customer, may be the Shareholder of record of the Shares. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to Shareholders who invest directly in the Fund.

                  At the discretion of the Fund, investors may be
             permitted to purchase Fund Shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer, and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and investor's basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

                  NET ASSET VALUE. The net asset value of the Shares of
             the Fund is computed as of the close of trading on each day the New York Stock Exchange is open for trading, by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ, is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m., New York time, if that is earlier and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, with the exception of Canadian securities, which are converted into their U.S. dollar equivalent at the close of the Canadian market (4:00 p.m. New York time) on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

                  ACCOUNT STATEMENTS. Shareholder accounts are opened in
             accordance with the Shareholder's registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from the Fund.

                            HOW TO SELL SHARES OF THE FUND

                  Shares will be redeemed, without charge, on request of
             the Shareholder in Proper Order to the Fund. "Proper Order" means that the request to redeem must meet all the following requirements:

                  1.   It must be in writing, signed by the
             Shareholder(s) exactly in the manner as the Shares are registered, and must specify either the number of Shares, or the dollar amount of Shares, to be redeemed and sent to the THOMAS WHITE WORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701;

                  2. The signature(s) of the redeeming Shareholder(s) must be guaranteed by an eligible guarantor, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ( STAMP ) or other recognized signature medallion program. A notarized signature will not be sufficient for the request to be in Proper Order. If the Shares are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all Shareholders of record, to be sent to the address of record for that account. However, the Fund reserves the right to require signature guarantees on all redemptions. A signature guarantee is also required in connection with any redemption if the Fund has, within the 30-day period prior to receipt of the redemption request, received instructions to change the Shareholder's address of record;

                  3. Any outstanding certificates must accompany the request together with a stock power signed by the Shareholder(s), with signature(s) guaranteed as described in
             Item 2 above; and

                  4. If the Shares being redeemed are registered in the name of an estate, trust, custodian, guardian, retirement plan or the like, or in the name of a corporation or partnership, documents also must be included which, in the judgment of the Fund, are sufficient to establish the authority of the person(s) signing the request, and/or as may be required by applicable laws or regulations, with signature(s) guaranteed as described in Item 2 above.

                  Shares of the Fund may also be redeemed by calling the
             Transfer Agent at 1-800-811-0535. To use this procedure, a Shareholder must have elected this option on his account application, which will be reflected in the records of the Transfer Agent. The redemption proceeds must be mailed directly to the investor or transmitted to the investor's pre-authorized account at a domestic bank. Redemption proceeds will be deposited in an investor's bank account via EFT. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. Once made, telephone redemption requests cannot be modified or canceled.

                  The Fund reserves the right to refuse a telephone
             redemption if it is believed advisable to do so. Procedures for redeeming Fund Shares by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and the Transfer Agent have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption to pre-authorized designations. Assuming that procedures such as the above have been followed, the Fund will not be liable for any loss, cost, or expense for acting upon an investor's telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Fund failed to follow such procedures.

                  To avoid delay in redemption or transfer, Shareholders
             having questions about these requirements should contact the Account Services Department by calling 1-800-811-0535.

                  The redemption price will be the net asset value of the
             Shares next computed after the redemption request in Proper Order is received by the Fund. Payment of the redemption price ordinarily will be made by check (or by wire at the sole discretion of the Fund if wire transfer is requested including name and address of the bank and the Shareholder's account number to which payment of the redemption proceeds is to be wired) within seven days after receipt of the redemption request in Proper Order. However, if Shares have been purchased by check, the Fund will make redemption proceeds available when a Shareholder's check received for the Shares purchased has been cleared for payment by the Shareholder's bank, which, depending upon the location of the shareholder's bank, could take up to fifteen days from the purchase date. The check will be mailed by first class mail to the Shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the Shares are registered that has been in existence for more than six months) or express mail if requested, will be at a charge of up to $15, which will be deducted from the redemption proceeds.

                  The Fund may involuntarily redeem an investor's Shares
             if the net asset value of such Shares is less than $2,500 provided that involuntary redemptions will not result from fluctuations in the value of an investor's Shares. An investor who makes the minimum initial purchase of $2,500 may not redeem any portion of the investment without subjecting the balance to involuntary redemption if the net asset value of the investor's remaining Shares is less than $2,500 following the redemption. In addition, the Fund may involuntarily redeem the Shares of any investor who has failed to provide the Fund with a certified taxpayer identification number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date and Shares will be redeemed at net asset value at the close of business on that date, unless sufficient additional Shares are purchased to bring the aggregate account value up to $2,500 or more, or unless a certified taxpayer identification number (or such other information as the Fund has requested) has been provided, as the case may be. A check for the redemption proceeds will be mailed to the investor at the address of record.

                       INDIVIDUAL RETIREMENT ACCOUNTS ( IRAs )

                  An individual investor can select the Shares of the
             THOMAS WHITE WORLD FUND to fund either an IRA, a rollover IRA or a non-working spousal IRA. To establish an IRA, please complete the IRA Application, and if the assets are being moved from an existing IRA, please complete the IRA Transfer Form. Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available from the Fund or the Transfer Agent upon request.

                  The Fund's minimum initial investment for an IRA is
             $1,500 ($250 for spousal IRAs). The minimum subsequent investment in each case is $100. Under the Internal Revenue Code of 1986, as amended (the Code ), individuals may make wholly or partly tax-deductible contributions up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions provided that no more than $2,000 may be contributed to the IRA of either spouse. Earnings on investments held in an IRA are not taxed until withdrawal.

                  Because a retirement program involves commitments
             covering future years, it is important that the investment objective of the Fund is consistent with an investor's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a competent financial and tax adviser is recommended.

                                MANAGEMENT OF THE FUND

                  The Board of Trustees of the Trust has overall
             responsibility for the conduct of the affairs of the Fund and the Trust. The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by Shareholders. Shareholders may remove a Trustee upon the vote of two-thirds of the Trust's outstanding Shares. A Trustee may be removed upon the written declaration of two-thirds of the Trustees. Information relating to the Trustees is set forth under the heading Management of the Trust in the SAI.

                  INVESTMENT MANAGER. The Investment Manager of the Fund
             is LORD ASSET MANAGEMENT, INC., Chicago, Illinois, a registered investment adviser under the Investment Advisers Act of 1940.

                  The Investment Manager furnishes the Fund with
             investment research, advice and supervision. The Investment Manager may, but is not required to, furnish some overhead items and facilities for the Fund. As compensation for its services, the Fund pays the Investment Manager a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets. This fee is higher than advisory fees paid by most other U.S. investment companies, primarily because investing in securities of companies in foreign markets, many of which are not widely followed by professional analysts, requires the Investment Manager to invest additional time and incur added expense in developing specialized resources, including research facilities. The
             Fund also pays its own operating expenses. For the fiscal year ended October 31, 1996, the ratio of operating expenses to average daily net assets of the Fund was 1.50%.

                  The Investment Manager serves as adviser for a wide
             variety of public and private clients in several nations. The Investment Manager provides investment management and advisory services to both an on- and off-shore client base, including trusts, endowments, employee benefit plans and individuals. Mr. Thomas S. White, Jr., the Fund's lead portfolio manager and Chairman of the Investment Manager, has been managing investments over the past 30 years. Mr. White founded the Investment Manager in June, 1992. Before that he was Managing Director and Chief Investment Officer of The Chicago Group of Morgan Stanley Asset Management, which he founded in 1982. Further information concerning the Investment Manager is included under the heading Investment Management and Other Services in the SAI.

                  TRANSFER AGENT. Firstar Trust Company, 615 East
             Michigan Street, Milwaukee, WI 53202, serves as Transfer Agent and monitors compliance with state "Blue Sky" laws.

                  CUSTODIAN. State Street Bank and Trust Company serves as
             custodian of the Fund's assets.

                  BROKERAGE COMMISSIONS. The Fund's brokerage policies
             are described under the heading Brokerage Allocation in the SAI. The Fund's brokerage policies provide that the receipt of research services from a broker and the sale of Shares by a broker are factors which may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of the Fund's brokerage policies.

                                 GENERAL INFORMATION

                  DESCRIPTION OF SHARES/SHARE CERTIFICATES. The
             capitalization of the Trust consists of an unlimited number of Shares of beneficial interest, par value $0.01 per Share.
             The Board of Trustees is authorized, in its discretion, to classify and allocate the unissued Shares of the Trust in an unlimited number of separate series and may in the future divide existing series into two or more classes. Each Share entitles the holder to one vote. As of November 30, 1996, John W. Galbraith owned a controlling interest of the Fund.

                  The Fund will not ordinarily issue certificates for
             Shares purchased. Share certificates representing the whole (not fractional) Shares are issued only upon the specific request of the Shareholder made in writing to the Fund. No charge is made for the issuance of one certificate for all or some of the Shares purchased in a single order.

                  MEETINGS OF SHAREHOLDERS. Each share is entitled to one
             vote on each matter presented to Shareholders. The Trust is not required to hold annual Shareholder meetings and may elect not to do so. Presently, the Trust does not intend to hold annual Shareholder meetings. The Trust will call a special meeting of Shareholders for the purpose of considering the removal of a person serving as Trustee when requested to do so by Shareholders holding at least 10% of the Trust's outstanding Shares. In addition, the Trust is required to assist Shareholder communications in connection with the calling of Shareholder meetings to consider removal of a Trustee or Trustees.

                  DIVIDENDS AND DISTRIBUTIONS. Each share of the Fund is
             entitled to participate pro rata in any dividends and other distributions declared by the board of Trustees with respect to the Fund, and all shares of a series have equal rights in the event of liquidation of that series.

                  Dividends and capital gain distributions (if any) are
             usually paid in December representing all or substantially all of the Fund's net investment income and net realized capital gains. Income dividends and capital gain distributions paid by the Fund, other than on those Shares whose owners keep them registered in the name of a broker-dealer, are automatically reinvested in whole or fractional Shares of the Fund at net asset value as of the ex-dividend date, unless a shareholder makes a written request for payments in cash. Income dividends and capital gain distributions will be paid in cash on Shares during the time that their owners keep them registered in the name of a broker-dealer, unless the broker-dealer has made arrangements with the Fund for reinvestment.

                  Prior to purchasing Shares of the Fund, the impact of
             dividends or capital gain distributions which have been declared but not yet paid should be carefully considered. Any dividend or capital gain distribution paid shortly after a purchase by a Shareholder prior to the record date will have the effect of reducing the per Share net asset value of the Shares by the amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, generally will be subject to tax.

                  Checks are forwarded by first class mail to the address
             of record. The proceeds of any such checks which are not accepted by the addressee and returned to the Fund will be reinvested for the Shareholder's account in whole or fractional Shares at net asset value next computed after the check has been received by the Fund. Subsequent distributions automatically will be reinvested at net asset value as of the ex-dividend date in additional whole or fractional Shares.

                  FEDERAL TAX INFORMATION. The Fund intends to elect to
             be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. See the SAI for a summary of the requirements that must be satisfied to so qualify. A regulated investment company generally is not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to Shareholders substantially all of its net investment income and realized capital gains, which generally, will be taxable income or capital gains in their hands. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared. The Fund will inform Shareholders each year of the amount and nature of such income or gains. A more detailed description of tax consequences to Shareholders is contained in the SAI under the heading Tax Status.

                  The Fund may be required to withhold Federal income tax
             at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or where the Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

                  INQUIRIES. Shareholders  inquiries will be answered
             promptly. They should be addressed to the THOMAS WHITE WORLD FUND, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701- telephone 1-800-811-0535, telecopy (312) 663-
             8323.

                  Transcripts of Shareholder accounts less than three
             years old are provided on request without charge; a fee of $15 per account is charged for transcripts going back more than three years from the date the request is received by the Fund.

                  PERFORMANCE INFORMATION. The Fund may include its total
             return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. For a description of the methods used to determine total return for the Fund, see the SAI.

                              THOMAS WHITE FUNDS FAMILY
                    THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                   DECEMBER 16, 1996 IS NOT A PROSPECTUS.  IT SHOULD BE
                    READ IN CONJUNCTION WITH THE PROSPECTUS OF THE
                   THOMAS WHITE WORLD FUND DATED DECEMBER 16, 1996 WHICH
                     MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO
                            THE THOMAS WHITE FUNDS FAMILY
                         440 SOUTH LASALLE STREET, SUITE 3900
                             CHICAGO, ILLINOIS 60605-1028
                              TELEPHONE: 1-800-811-0535
                               TELECOPY: (312) 663-8323

                                  TABLE OF CONTENTS
                                                                      Page
          GENERAL INFORMATION AND HISTORY                              3
          INVESTMENT OBJECTIVES AND POLICIES                           3
          Investment Policies                                          3
          Repurchase Agreements                                        3
          Loans of Portfolio Securities                                3
          Debt Securities                                              3
          Futures Contracts                                            4
          Options on Securities, Indices and Futures                   5
          Foreign Currency Hedging Transactions                        7
          Investment Restrictions                                      8
          Additional Restrictions                                      9
          Risk Factors                                                10
          Trading Policies                                            12
          MANAGEMENT OF THE TRUST                                     12
          PRINCIPAL SHAREHOLDERS                                      14
          INVESTMENT MANAGEMENT AND OTHER SERVICES                    14
          Investment Management Agreement                             14
          Management Fees                                             16
          Transfer Agent                                              16
          The Investment Manager                                      16
          Custodian                                                   16
          Legal Counsel                                               16
          Independent Accountants                                     16
          Reports to Shareholders                                     17
          BROKERAGE ALLOCATION                                        17
          PURCHASE, REDEMPTION AND PRICING OF SHARES                  19
          TAX STATUS                                                  20
          DESCRIPTION OF SHARES                                       24
          PERFORMANCE INFORMATION                                     25
          FINANCIAL STATEMENTS                                        26

                           GENERAL INFORMATION AND HISTORY

               After organizing as a business trust under the laws of Delaware as LORD ASSET MANAGEMENT TRUST (the Trust ) and registering under the Investment Company Act of 1940 (the 1940 Act ), the Trust commenced business as an investment company on June 28, 1994 with one series of Shares: THE THOMAS WHITE WORLD FUND (the Fund ).

                          INVESTMENT OBJECTIVES AND POLICIES

               INVESTMENT POLICIES. The investment objective and policies of the Fund are described in the Fund's Prospectus under the heading General Description--Investment Objective and Policies.

               REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. LORD ASSET MANAGEMENT INC. (the Investment Manager ) will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board of Trustees, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

               LOANS OF PORTFOLIO SECURITIES. The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

               DEBT SECURITIES. The Fund may invest in debt securities which are rated in any rating category by Moody's Investors Service, Inc. ( Moody's ) or by Standard & Poor's Corporation
          ( S&P") or which are not rated by Moody's or S&P. As an operating policy, the Fund will not invest or hold more than 5% of its net assets in debt securities rated Baa or lower by Moody's or BBB or lower by S&P or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

               Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's Shares.

               Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

               Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

               The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its net income to Shareholders (see Tax Status ). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

               Recent legislation, which requires federally-insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on the Fund's net asset values and investment practices.

               FUTURES CONTRACTS. The Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

               The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

               At the time the Fund purchases a futures contract, an amount of cash or liquid securities equal to the market value of the contract will be deposited in a segregated account with the Fund's
          Custodian. When selling a futures contract, the Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may cover its position by owning the instruments underlying the contract or, in the case of an index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

               OPTIONS ON SECURITIES, INDICES AND FUTURES. The Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on United States and foreign exchanges and in the over-the-counter markets.

               An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

               The Fund may write a call or put option only if the option
          is  covered.   A call option on a security or futures contract
          written by the Fund is covered if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is covered  if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

               The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

               The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

               The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

               The Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

               There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund are considered not readily marketable and are subject to the Trust's limitation on investments in securities that are not readily
          marketable. See  Investment Objectives and Policies   Investment
          Restrictions.

               FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

               The Fund may enter into forward foreign currency exchange contracts ( forward contracts ) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as cross-hedging. Because in connection with the Fund's forward foreign currency transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash or liquid securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ( CFTC ), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

               The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

               The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies
          ( foreign currency futures ). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

               INVESTMENT RESTRICTIONS. The Fund has imposed upon itself certain investment restrictions which, together with its investment objective, are fundamental policies except as otherwise indicated. No changes in the Fund's investment objective or these investment restrictions can be made without the approval of the Fund's Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (1) 67% or more of the Shares of the Fund present at a Shareholders meeting at which more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund.

          In accordance with these restrictions, the Fund will not:

          1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

          2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

          3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

          4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

          5. Borrow money, except that the Fund may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

          6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

          7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an industry with respect to securities issued by it.

          8. Participate on a joint or a joint and several basis in any trading account in securities. (See Investment Objectives and Policies Trading Policies as to transactions in the same securities for the Fund and/or other clients with the same adviser.)

               If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

               ADDITIONAL RESTRICTIONS. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

          1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

          2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

          3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

          4.   Purchase or sell real estate limited partnership interests.

          5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

          6. Invest for the purpose of exercising control over management of any company.

          7. Purchase more than 10% of a company's outstanding voting securities.

          8. Invest more than 15% of the Fund's total assets in securities that are not readily marketable (including repurchase agreements maturing in more than seven days and over-the-counter options purchased by the Fund), including no more than 10% of its total assets in restricted securities. Rule 144A securities determined by the Board of Trustees to be liquid are not subject to the limitation on investment in illiquid securities.

               Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. The value of a Fund's assets is calculated as described in its Prospectus under the heading How to Buy Shares of the Fund.

               RISK FACTORS. The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

               There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

               The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

               The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the flexible policy of the Fund, the Investment Manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

               The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

               The Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. They also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see
           Investment Management and Other Services--Custodian and Transfer Agent ). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. The Trustees will take such measures, which may from time to time include expropriation insurance or depository account insurance, to the extent that, in their good faith judgment, they deem advisable under prevailing conditions. No assurance can be given that the Trustees appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

               There are additional risks involved in futures transactions. These risks relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of futures for hedging may involve risks because of imperfect correlations between movements in the prices of the futures on the one hand and movements in the prices of the securities being hedged or of the underlying security, currency or index on the other. Successful use of futures by the Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

               There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security or securities index written by the Fund is covered by an option on the same security or index purchased by the Fund, movements in the security or index may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

               TRADING POLICIES. The Investment Manager serves as investment adviser to other clients. Accordingly, the respective portfolios of the Fund and such clients may contain many or some of the same securities. When the Fund and other clients of the Investment Manager are engaged simultaneously in the purchase or sale of the same security, the transactions will be placed for execution in a manner designed to be equitable to all parties. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for the Fund. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

               Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between the Fund and other clients of the Investment Manager under procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

                               MANAGEMENT OF THE TRUST

               The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Trust are as follows:

          Name, Address and                  Principal Occupation
          Offices with Trust                 During Past Five Years

          Thomas S. White, Jr.*         Chairman of LORD ASSET MANAGEMENT,
          440 S. LaSalle St.            INC.; former Managing Director,
          Suite 3900                    Morgan Stanley Asset Management
          Chicago, IL 60605
          Trustee, President

          Brandon S. Joel               Mutual Fund Administrative Manager of
          440 S. LaSalle St.            LORD ASSET MANAGEMENT, INC.; former
          Suite 3900                    Senior Mutual Fund Accountant, John
          Chicago, IL 60605             Nuveen & Co.
          Treasurer

          Virge J. Trotter III          Analyst and Vice-President of LORD
          440 S. LaSalle St.            ASSET MANAGEMENT, INC.; formerly with
          Suite 3900                    Exxon corporation in Treasury Department
          Chicago,IL 60605
          Vice President and
            Secretary

          Roberta J. Johnson            Chief Account Administrator of LORD
          440 S. LaSalle St.            ASSET MANAGEMENT, INC.; former
          Suite 3900                    Assistant Vice President, The
          Chicago, IL 60605             Chicago Corporation
          Vice President

          Douglas Jackman               Analyst and Vice-President of LORD
          440 S. LaSalle St.            ASSET MANAGEMENT, INC.; formerly with
          Suite 3900                    Morgan Stanley, involved with equity
          Chicago, IL 60605             analysis and foreign exchange.
          Vice President

          Jill F. Almeida               Retired; former Vice President,
          1448 N. Lake                  Security Pacific Bank
            Shore Dr.
          Chicago, IL 60610
          Trustee

          Philip R. Haag                President, Baratek, Inc.
          535 Balsam
          Palatine, IL  60045
          Trustee

          Nicholas G. Manos*            Attorney (of counsel), Gesas,
          53 W. Jackson Blvd.Ltd.       Pilati & Gesas
          Suite 528
          Chicago, IL 60604
          Trustee

          Edward E. Mack III            President, Mack & Parker
          55 East Jackson Street
          Chicago, IL 60604
          Trustee

          Michael R. Miller             Senior Vice President, CTI
          22160 N. Pepper Road          Industries
          Barrington, IL 60010
          Trustee

          John N. Venson                Medical Doctor (podiatry)
          310 Meadowlake Lane
          Lake Forest, IL  60045
          Trustee

          * Messrs. White and Manos are interested persons of the Trust as that term is defined in the 1940 Act. Mr. Manos is the father-in-law of Mr. White.

    The Trust pays each Trustee who is not an "interested person" of the Trust, as that term is defined in the 1940 Act, an annual fee of $3,000. For the fiscal year ended October 31, 1996, the Trust paid the following compensation to all Trustees of the Trust:
                                     Pension or      Estimated
                                     Retirement        Annual
                     Aggregate    Benefits Accrued  Benefits Upon  Total
                    Compensation  as Fund Expenses    Retirement   Compensation

Thomas S. White, Jr.  $    0            $0               $0          $    0
Jill F. Almeida       $3,000            $0               $0          $3,000
Philip R. Haag        $3,000            $0               $0          $3,000
Nicholas G. Manos     $    0            $0               $0          $    0
Edward E. Mack III    $3,000            $0               $0          $3,000
Michael R. Miller     $3,000            $0               $0          $3,000
John N. Venson        $3,000            $0               $0          $3,000

                                PRINCIPAL SHAREHOLDERS

               As of November 30, 1996, there were 3,170,525 Shares of the Fund outstanding, of which 117,236 Shares (3.70%) were owned beneficially, directly or indirectly, by all the Trustees and officers of the Fund as a group. As of November 30, 1996, John W. Galbraith, P.O. Box 33030, St. Petersburg, FL 33733, owned beneficially, directly or indirectly, 2,556,815 Shares (80.64%) of the Fund and on that basis may be able to control the resolution of any matter submitted for a Shareholder vote.

                       INVESTMENT MANAGEMENT AND OTHER SERVICES

               INVESTMENT MANAGEMENT AGREEMENT. The Investment Manager of the Fund is LORD ASSET MANAGEMENT INC. (the Investment
          Manager ), an Illinois corporation with offices in Chicago, Illinois. The Investment Management Agreement between the
          Investment Manager and the Trust on behalf of the Fund, dated
          March 10 1995, was approved by the Board of Trustees, including approval by a majority of the Trustees who were not parties to the Investment Management Agreement or interested persons of any such party, at a meeting on December 12, 1994 and by the Shareholders of the Fund on March 10, 1995 and will continue through March 10, 1997. The Investment Management Agreement will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund
          (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

               The Investment Management Agreement requires the Investment Manager to furnish the Fund with investment research and advice. In so doing, without cost to the Fund, the Investment Manager may receive certain research services described below. The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by investment advisers of some other investment companies. It is currently expected that these expenses will be borne by the Fund, although certain of these expenses may be borne by the Investment Manager. In addition, the Investment Manager may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers in connection with the provision of administrative services and/or with the distribution of the Fund's Shares.

               The Investment Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Trust's brokerage policies (see Brokerage Allocation ). Although the services provided by broker-dealers in accordance with the brokerage policies incidentally may help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager, as well as the Fund, the value of such services is indeterminable and the Investment Manager's fee is not reduced by any offset arrangement by reason thereof.

               When the Investment Manager determines to buy or sell the same securities for the Fund that the Investment Manager has selected for one or more of its other clients, the orders for all such securities transactions are placed for execution by methods determined by the Investment Manager, with approval by the Trust's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see Investment Objective and Policies--Trading Policies ). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the Compliance Officer of the Trust so that the Independent Trustees can be satisfied that the procedures are generally fair and equitable for all parties.

               The Investment Management Agreement further provides that the Investment Manager shall have no liability to the Trust, the Fund or any Shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. The Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty on 60 days written notice, with the approval of a majority of the Trustees of the Trust in office at the time or by vote of a majority of the outstanding Shares of the Fund (as defined by the 1940 Act).

               The Trust uses the names LORD ASSET MANAGEMENT and Thomas White in the names of the Trust and the Fund, respectively, by license from the Investment Manager and would be required to stop using those names if LORD ASSET MANAGEMENT INC. ceased to be the Investment Manager of the Fund. The Investment Manager has the right to use those names in connection with other enterprises, including other investment companies.

               MANAGEMENT FEES. For its services, the Fund pays the Investment Manager a monthly fee at the rate of 1.00% annually of the Fund's average daily net assets.

               The Investment Manager has agreed to reimburse the Fund of its operating expenses in the current fiscal year to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets.

               THE INVESTMENT MANAGER. The Investment Manager is wholly owned by Thomas S. White, Jr.

           TRANSFER AGENT. Firstar Trust Company serves as the transfer and dividend disbursing agent for the Fund pursuant to the transfer agency agreement (the Transfer Agent Agreement ), under which Firstar (i) issues and redeems Shares, (ii) prepares and transmits payments for dividends and distributions declared by the Fund, (iii) prepares Shareholder meeting lists and, if applicable, mail, receive and tabulate proxies, and (iv) provides a Blue Sky System which will enable the Fund to monitor the total number of Shares sold in each state. Firstar is located at 615 East Michigan Street, Milwaukee, WI 53202. Compensation for the services of the Transfer Agent is based on a schedule of charges agrees on from time to time.

               CUSTODIAN. State Street Bank and Trust Company serves as Custodian of the Fund's assets, which are maintained at the Custodian's principal office, 1776 Heritage Drive, North Quincy Massachusetts 02171, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

               LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is legal counsel for the Trust.

               INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Trust. Its audit services comprise examination of the Fund's financial statements and review of the Fund's filings with the Securities and Exchange Commission and the Internal Revenue Service.

               REPORTS TO SHAREHOLDERS. The Trust's fiscal year ends on October 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent accountants.

                                 BROKERAGE ALLOCATION

               The Investment Management Agreement provides that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as brokers ) for the execution of the Trust's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

          1. Purchase and sale orders will usually be placed with brokers who are selected by the Investment Manager as able to achieve best execution of such orders. Best execution means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

          2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

          3. The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28 (e) of the Securities Exchange Act of 1934 (the 1934 Act ), for the company and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3 (a) (35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager s overall responsibilities with respect to the company and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Trust and the Investment Manager are useful to the Investment Manager in performing its advisory services under its Investment Management Agreement with the Trust. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Investment Management Agreement. Research furnished by brokers through whom the Trust effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Trust. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in a Fund's portfolio.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of the Fund's Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have the same investment adviser) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker; provided that the broker shall furnish best execution as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

               Insofar as known to management, no Trustee or officer of the Trust, nor the Investment Manager or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Trust for the Fund. All portfolio transactions will be allocated to broker-dealers only when their prices and execution, in the good faith judgment of the Investment Manager, are equal to the best available within the scope of the Trust's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

               For the period from June 28, 1994 (commencement of operations) through October 31, 1994, the Fund paid brokerage commissions in the amount of $2,772. For the fiscal year ended October 31, 1995, the Fund paid brokerage commissions in the amount of $88,815, of which $28,289, representing $7,473,276 of securities purchases, was paid to broker-dealers that provided research services to the Investment Manager. For the fiscal year ended October 31, 1996, the Fund paid brokerage commissions in the amount of $89,686, of which $65,964, representing $24,647,997 of securities transactions, was paid to broker-dealers that provided research services to the Investment Manager.


                      PURCHASE, REDEMPTION AND PRICING OF SHARES

               The Prospectus describes the manner in which the Fund's Shares may be purchased and redeemed. See How to Buy Shares of
          the Fund  and  How to Sell Shares of the Fund.   Shares of the
          Fund are offered directly to the public by the Fund. The Fund employs no Distributor.

               Net asset value per Share is determined as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m. (Eastern time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the New York Stock Exchange is closed, which currently are:
          New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management using methods approved by the Board of Trustees and subsequently ratified in good faith by the Board of Trustees.

               The Board of Trustees may establish procedures under which the Fund may suspend the determination of net asset value for the whole or any part of any period during which (1) the New York Stock Exchange is closed other than for customary weekend and holiday closings, (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the holders of the Fund's Shares.

                                      TAX STATUS

               The Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income (which includes, among other items, dividends and interest) and to distribute at least annually any realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the Code ), the Fund intends to qualify annually as a regulated investment company under the Code. The status of the Fund as a regulated investment company does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a non deductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

               Dividends of net investment income and net short-term capital gains are taxable to Shareholders as ordinary income. Distributions of net investment income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's qualifying dividend income. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. All dividends and distributions are taxable to Shareholders, whether or not reinvested in Shares of the Fund. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

               Distributions by the Fund reduce the net asset value of the Fund Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying Shares just prior to a distribution by the Fund. The price of Shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

               Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

               Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

               The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ( PFICs ). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an excess distribution received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

               The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions would still apply. The Fund's intention to qualify annually as a regulated investment company may limit its election with respect to PFIC stock.

               Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

               Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to the Fund's Shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions, but such a Shareholder may be eligible to claim the foreign tax credit (see below). Each Shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

               Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its Shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to pass through to its Shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

               Certain options and futures and foreign currency forward contracts in which the Fund may invest may be section 1256
          contracts.   Gains or losses on section 1256 contracts generally
          are considered 60% long-term and 40% short-term capital gains or losses ( 60/40 ) however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

               Generally, the hedging transactions undertaken by the Fund may result in straddles for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

               The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

               Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders and which will be taxed to Shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

               Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures and foreign currency forward contracts.

               Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares.

               Upon the sale or exchange of his Shares, a Shareholder will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and generally will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of the Fund's Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the Shareholder with respect to such Shares.

               The Fund generally will be required to withhold Federal income tax at a rate of 31% ( backup withholding ) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

               Ordinary dividends and taxable capital gain distributions declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

               Distributions and redemptions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences relating to an investment in the Fund. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                DESCRIPTION OF SHARES

               The Shares of the Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications and terms and conditions of redemption, except as follows: all consideration received from the sale of Shares of the Fund, together with all income, earnings, profits and proceeds thereof, belongs to the Fund and is charged with liabilities in respect of the general liabilities of the Trust. The net asset value of a Share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on Shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of the Fund will be entitled, to the assets belonging to the Fund out of assets of the Trust available for distribution.

               The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

                               PERFORMANCE INFORMATION

               The Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five, or ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1+T)superscript n
          = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Total return for a period is the percentage change in value during the period of an investment in Fund shares. All total return figures reflect the deduction of a proportional share of the Fund's expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Total return for the fiscal year ended October 31, 1996 was 15.63%. The average annual total return from June 28, 1994 (commencement of operations) through October 31, 1996 was 12.56%. Cumulative total return for the same period was 31.92%.


               Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general;
          (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

               Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

               From time to time, the Fund and the Investment Manager may also refer to the following information:

          (1) The Investment Manager's and its affiliates market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

          (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

          (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corp., Morgan Stanley Capital International or a similar financial organization.

          (4)  The geographic distribution of the Fund's portfolio.

          (5) The gross national product and populations, including age characteristics, of various countries as published by various statistical organizations.

          (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -Index).

          (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

          In addition, the Fund and the Investment Manager may also refer to the number of shareholders in the Fund or the dollar amount of fund and private account assets under management in advertising materials.

Financial Statements

    The Trust's audited financial statements for the Fund, including the related notes thereto, dated October 31, 1996, are incorporated by reference in the SAI from the Annual Report of the Trust dated as of October 31, 1996. A copy of the Annual Report delivered with this SAI should be retained for future reference.

                                        PART C

                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

                    (a) Financial Statements: Audited financial statements as of October 31, 1996 are incorporated by reference in Part B of the Registration Statement from the Trust's Annual Report dated as of October 31, 1996 and include the following:

                              Independent Auditor's Report
                              Statement of Assets and Liabilities
                              Statement of Operations
                              Statement of Changes in Net Assets
                              Notes to Financial Statements
                              Investment Portfolio

                    (b)  Exhibits:

                      (1)     Trust Instrument

                      (2)     By-Laws

                      (3)     Not Applicable

                      (4)     Not Applicable

                      (5)     Form of investment management agreement (1)

                      (6)     Not Applicable

                      (7)     Not Applicable

                      (8)     Form of custody agreement (1)

                      (9)     (a)  Form of transfer agent agreement (1)

                              (b)  Form of blue sky compliance servicing
                                   agreement (1)

                     (10)     Opinion and consent of counsel

                     (11)     Consent of independent public accountants

                     (12)     Not Applicable

                     (13)     Initial capital agreement

                     (14)     Not Applicable

                     (15)     Not Applicable

                     (16)     Form of computation of performance
                              evaluations

                     (18)     Not Applicable

                     (19)     (a) Powers of attorney for Messrs. White, Miller,
                                  Haag, Manos, and Mack, and for Ms. Almeida
                              (b) Powers of attorney for
                                  Messrs. Joel and Venson (1)

                     (20)     Secretary's certificate pursuant to Rule
                              483(b)

                     (27)     Financial data schedule
          ___________________

          (1) Filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement on February 28, 1996.

          Item 25.  Persons Controlled by or Under Common Control with
                    Registrant

                    None.

          Item 26.  Number of Record Holders

                    Shares of Beneficial Interest, par value $0.01 per share: 75 shareholders as of November 30, 1996.

          Item 27.  Indemnification

                    Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is filed herewith.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

          Item 28. Business and Other Connections of Investment Advisers and their Officers and Directors

                    The business and other connections of Lord Asset Management, Inc. are described in Parts A and B.

                    For information relating to the investment advisers' officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Lord Asset Management, Inc.

          Item 29.  Principal Underwriters

                    Not Applicable.

          Item 30.  Location of Accounts and Records

                    The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promul-gated thereunder are in the possession of Lord Asset Management, Inc., 440 South LaSalle Street, Chicago, Illinois 60605-1028.

          Item 31.  Management Services

                    Not Applicable.

          Item 32.  Undertakings

                    (a)  Not Applicable.

                    (b) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

                    (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                      SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, D.C. on this 16 day of December, 1996.

                                           Lord Asset Management Trust


                                        By:     *
                                           Thomas S. White, Jr.
                                           President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A has been signed below by the following persons on behalf of Lord Asset Management Trust in the capacities and on the date indicated:



          Signature                     Title               Date

               *                        Trustee and         December 16, 1996
          Thomas S. White, Jr.          President (Prin-
                                        cipal Executive
                                        Officer)

               *                        Treasurer (Prin-    December 16, 1996
          Brandon S. Joel               cipal Financial and
                                        Accounting Officer)

               *                        Trustee             December 16, 1996
          Michael R. Miller

               *                        Trustee             December 16, 1996
          Jill F. Almeida

               *                        Trustee             December 16, 1996
          Philip R. Haag

               *                        Trustee             December 16, 1996
          Nicholas G. Manos

               *                        Trustee             December 16, 1996
          Edward E. Mack, III

               *                        Trustee             December 16, 1996
          John N. Venson


          *By: /s/ William J. Kotapish
               William J. Kotapish
               as attorney-in-fact

          * Powers of Attorney are included as exhibits in Pre-Effective Amendment No. 2 filed June 23, 1994 and in this Post-Effective Amendment No. 3.

                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549


                                         EXHIBITS
                                           FILED
                                           WITH


                                  REGISTRATION STATEMENT
                                            ON
                                         FORM N-1A


                                LORD ASSET MANAGEMENT TRUST



          Exhibit Number                Description

                1                       Trust Instrument

                2                       By-Laws

                10                      Opinion and consent of counsel

                11                      Consent of independent
                                        public accountants

                13                      Initial capital agreement

                16                      Form of computation of performance
                                        evaluations

                19(a)                   Powers of attorney

                20                      Secretary's certificate

                27                      Financial data schedule